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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


To Herman Miller, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report dated June 15, 1998, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File Numbers 33-5810, 33-43234, 33-45812, 2-84202, 33-04369, 33-04367, and 33-04365 and Form S-3 Registration
Statement File Number 33-19525.

                  /s/ Arthur Andersen LLP
                  -----------------------
                  Grand Rapids, Michigan
                  August 21, 1998







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